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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 29, 2000


                                West Corporation
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


             000-21771                                47-0777362
       (Commission File Number)        (I.R.S. Employer Identification No.)



                11808 Miracle Hills Drive, Omaha, Nebraska 68154
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (402) 963-1500



                          West TeleServices Corporation

          (Former name or former address, if changed since last report)

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Item 5.   Other Events.
          ------------

          On December 29, 2000, (1) West Corporation, a wholly owned subsidiary of the Registrant and a Delaware corporation, was merged into the Registrant, with the Registrant being the surviving corporation and (2) the name of the Registrant was changed from West TeleServices Corporation to West Corporation.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c) Exhibits
          ------------

          (3)  (i)   Certificate of Ownership and Merger effective December 29,
                     2000, pursuant to which, among other things, the Registrant's Restated Certificate of Incorporation was amended to change the name of the Registrant from West
                     TeleServices Corporation to West Corporation.

               (ii) Restated Certificate of Incorporation of the Registrant effective December 29, 2000 (which restates and integrates and does not further amend the provisions of the Restated Certificate of Incorporation of the Registrant as amended and heretofore in effect).

               (iii) Restated By-Laws of the Registrant effective December 29,
                     2000.

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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WEST CORPORATION

Dated: December 29, 2000              By:      /s/ Thomas B. Barker
                                               --------------------
                                                   Thomas B. Barker
                                                   President and Chief
                                                   Executive Officer

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